CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION  8/22/2005

$774,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,098
Total Outstanding Loan Balance	$996,711,780*	Min	Max
Average Loan Current Balance	$163,449	$9,986	$1,495,052
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	7.27%	4.63%	12.88%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.25%
Weighted Average Margin	6.22%	2.25%	10.90%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	88.4%
% Fixed	11.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,000,000,100 ]

**

Note, for second liens, CLTV is employed in this calculation.

% North_CA	9.4
% South_CA	12.8
% Silent/Second	43.0
WA CLTV for SilentSeconds	99.2
WA DTI for SilentSeconds	42.2
% SilentSeconds & IO	16.4
WA CLTV for SilentSeconds & IO	99.2
WA DTI for SilentSecond & IO	42.3

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
Unavailable	2	169,689	0.0	8.14	57.5	0	32.8
426 - 450	2	76,916	0.0	10.29	81.0	443	50.0
451 - 475	4	335,441	0.0	11.05	87.2	461	50.0
476 - 500	9	715,903	0.1	9.08	78.2	493	39.5
501 - 525	170	28,403,418	2.8	8.45	72.4	516	42.3
526 - 550	379	62,800,392	6.3	8.18	75.8	539	42.3
551 - 575	489	81,249,054	8.2	7.79	79.8	563	41.0
576 - 600	1,048	153,219,149	15.4	7.45	81.0	588	41.0
601 - 625	1,189	180,914,939	18.2	7.27	82.2	613	42.1
626 - 650	1,133	175,046,711	17.6	7.11	82.3	639	41.9
651 - 675	793	142,641,288	14.3	6.91	82.6	662	41.9
676 - 700	433	80,297,234	8.1	6.92	82.7	687	41.4
701 - 725	223	44,964,769	4.5	6.76	81.9	711	41.3
726 - 750	120	25,329,818	2.5	6.62	81.5	737	40.6
751 - 775	71	13,657,299	1.4	6.65	81.7	761	39.7
776 - 800	28	5,907,405	0.6	6.46	81.3	785	37.2
801 - 808	5	982,355	0.1	5.75	80.5	803	44.5
Total:	6,098	996,711,780	100.0	7.27	81.2	626	41.6

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
501 - 525	1	399,419	0.2	7.63	61.4	513	41.4
526 - 550	4	1,868,000	0.7	7.94	77.1	539	33.8
551 - 575	8	2,280,056	0.9	7.68	76.7	563	43.6
576 - 600	92	19,152,098	7.7	7.20	79.8	590	41.5
601 - 625	172	39,291,606	15.7	6.87	81.8	614	41.7
626 - 650	210	50,374,186	20.2	6.80	81.2	640	42.7
651 - 675	205	55,769,654	22.3	6.63	81.6	663	42.8
676 - 700	136	36,042,759	14.4	6.63	81.7	688	42.4
701 - 725	89	24,133,127	9.7	6.51	81.3	712	41.7
726 - 750	44	11,299,004	4.5	6.33	80.7	736	39.8
751 - 775	19	5,332,611	2.1	6.65	80.7	761	40.1
776 - 800	11	2,859,836	1.1	6.11	79.5	787	30.7
801 - 825	3	775,006	0.3	5.77	80.0	802	45.3
Total:	994	249,577,361	100.0	6.73	81.2	658	42.0

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	110	25,125,262	2.5	7.68	74.4	607	7.3
10.001 - 15.000	31	4,559,763	0.5	7.17	83.4	624	12.9
15.001 - 20.000	97	12,296,176	1.2	7.39	80.4	628	17.6
20.001 - 25.000	228	27,940,034	2.8	7.34	78.4	624	22.9
25.001 - 30.000	384	51,102,999	5.1	7.41	81.4	622	27.7
30.001 - 35.000	677	98,179,699	9.9	7.27	80.8	623	32.6
35.001 - 40.000	950	144,880,853	14.5	7.19	80.3	630	37.8
40.001 - 45.000	1,345	226,719,525	22.7	7.28	81.5	630	42.7
45.001 - 50.000	1,874	325,285,796	32.6	7.24	82.0	629	47.8
50.001 - 55.000	389	78,555,275	7.9	7.27	81.9	610	52.5
55.001 - 60.000	10	1,778,602	0.2	7.14	82.2	609	56.8
60.001 - 65.000	2	235,823	0.0	9.42	74.1	535	61.0
85.001 - 88.000	1	51,973	0.0	9.24	80.0	576	88.0
Total:	6,098	996,711,780	100.0	7.27	81.2	626	41.6

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	15	4,069,000	1.6	7.15	81.1	615	7.6
10.001 - 15.000	4	821,520	0.3	6.44	75.7	656	13.0
15.001 - 20.000	10	1,745,541	0.7	6.93	83.4	692	17.8
20.001 - 25.000	17	4,306,235	1.7	6.81	79.1	673	22.8
25.001 - 30.000	48	9,997,700	4.0	6.65	80.6	660	27.5
30.001 - 35.000	86	20,450,473	8.2	6.83	80.8	654	32.7
35.001 - 40.000	176	39,561,604	15.9	6.62	80.9	667	37.5
40.001 - 45.000	245	62,748,334	25.1	6.74	81.3	660	42.7
45.001 - 50.000	365	98,901,773	39.6	6.72	81.3	656	47.9
50.001 - 55.000	26	6,625,030	2.7	7.13	83.8	646	50.9
55.001 - 56.100	2	350,150	0.1	7.10	88.8	642	55.8
Total:	994	249,577,361	100.0	6.73	81.2	658	42.0

*     Note, for second liens, CLTV is employed in this calculation..

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.50	60	16,341,190	6.6	6.77	82.1	642	39.4
2.00	255	59,743,669	24.2	6.73	81.6	656	43.0
3.00	662	169,919,532	68.8	6.73	81.0	661	42.0
3.10	1	308,000	0.1	6.20	80.0	624	33.6
5.00	3	579,814	0.2	5.83	80.0	745	40.4
Total:	981	246,892,206	100.0	6.73	81.2	659	42.0

*     Note, for second liens, CLTV is employed in this calculation..

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.00	753	189,964,895	76.9	6.66	80.8	664	41.7
1.50	211	53,554,229	21.7	6.93	82.6	639	43.4
2.00	1	119,700	0.0	7.90	90.0	719	26.5
3.00	16	3,253,381	1.3	7.42	81.6	639	41.2
Total:	981	246,892,206	100.0	6.73	81.2	659	42.0

*     Note, for second liens, CLTV is employed in this calculation..

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
LTV for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
10.001 - 20.000	2	119,974	0.0	8.95	15.0	640	38.2
20.001 - 30.000	5	495,418	0.0	8.09	25.9	538	38.2
30.001 - 40.000	25	3,539,116	0.4	7.83	36.1	582	36.4
40.001 - 50.000	63	9,581,010	1.0	7.29	46.9	590	39.3
50.001 - 60.000	138	22,461,032	2.3	7.49	55.9	579	40.3
60.001 - 70.000	308	55,831,295	5.6	7.34	66.5	595	39.2
70.001 - 80.000	3,086	561,463,022	56.3	6.95	79.2	635	41.9
80.001 - 90.000	1,402	267,601,266	26.8	7.42	87.8	615	41.5
90.001 - 100.000	1,069	75,619,647	7.6	9.03	97.9	642	41.8
Total:	6,098	996,711,780	100.0	7.27	81.2	626	41.6

*     Note, for second liens, CLTV is employed in this calculation..